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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): February 6, 2002.


                                 Workstream Inc.
               (Exact Name of Registrant as Specified in Charter)

           Canada                       001-15503                 N/A
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)

495 March Road, Suite 300, Ottawa, Ontario, Canada                 K2K-3G1
     (Address of Principal Executive Offices)                    (Zip Code)

                                 (613) 236 2263
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events

On February 6, 2002, Workstream Inc. (the "Company") released an updated list of new corporate customers for its industry-leading E-Cruiter ATS product and announced the release of RezKeeper 4.4, a newly enhanced version of its award-winning applicant tracking solution for independent recruiters and agencies. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit 99.1 - Press Release issued by the Compnay on February 6, 2002.














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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 6, 2001.
                                         Workstream Inc.



                               By:      /s/ Micahel Mullarkey
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                                        Name:  Michael Mullarkey
                                        Title: Chief Executive officer













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                                  Exhibit Index



Exhibit 99.1 - Press Release issued by the Company on February 6, 2002.



















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